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                                                                 EXHIBIT 10.10.2

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      This Amendment to Employment Agreement ("Amendment"), entered into and effective as of August 1, 2004, by and between AMEDISYS, INC., a Delaware corporation (the "Company"), and GREG BROWNE ("BROWNE").

      WHEREAS, Company and BROWNE are parties to that certain Employment Agreement dated May 29, 2002, (the "Agreement"), whereby the Company and BROWNE agreed, among other things, on the terms and condition of BROWNE's employment and severance with the Company.

      WHEREAS, the Company and BROWNE desire to amend the Agreement as specifically set forth herein.

      NOW, THEREFORE, the parties mutually agree as follows:

      1. RECITATIONS. The above recitations are incorporated herein by this reference.

      2. FIRST MODIFICATIONS TO THE AGREEMENT. Section 4.1 of the Agreement shall be deleted in its entirety and replaced with:

            4.1 "Salary. Company shall pay to BROWNE a base salary at the annual rate of $225,000.00 (the "Base Salary"). Notwithstanding anything herein to the contrary, the Company shall have the sole discretion at any time and from time to time to increase the Base Salary. Base Salary shall be payable in installments consistent with the Company's normal payroll schedule, in effect from time to time, subject to applicable withholding and other taxes.

      3. EFFECT OF THIS AMENDMENT. Except as specifically stated herein, the execution and delivery of this Amendment shall in no way affect the respective obligations of the parties under the Agreement, all of which shall continue in full force and effect.

      4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed, effective as of the date and year first written above.

                                          AMEDISYS, INC.

                                          By: /s/ William F. Borne
                                              ------------------------------
                                              William F. Borne, CEO


                                              /s/ Greg Browne
                                              ------------------------------
                                              GREG BROWNE